UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

SNOWFLAKE INC.
(Exact name of registrant as specified in its charter)

Delaware		001-39504	46-0636374
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

135 Constitution Drive			94025
Menlo Park,	California
(Address of Principal Executive Offices)			(Zip Code)
(844) 766-9355
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SNOW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 29, 2026, Snowflake Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast. As of the close of business on May 5, 2026, the record date for the Annual Meeting, there were 346,602,915 shares of the Company’s Common Stock outstanding and entitled to vote at the meeting. The following proposals were voted upon at the Annual Meeting, and the final voting results with respect to each such proposal are set forth below.

Proposal 1 — Election of Directors. The Company’s stockholders elected the following Class III director nominees to serve until the Company’s Annual Meeting of Stockholders in 2029 and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, or removal. The results of such vote were:

Nominee	For	Withheld	Broker Non-Votes
Teresa Briggs	152,250,186	69,210,029	68,679,845
Mark D. McLaughlin	132,204,602	89,255,613	68,679,845
Sridhar Ramaswamy	176,034,865	45,425,350	68,679,845

Proposal 2 — Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers. The Company’s stockholders did not approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
96,340,999	124,481,663	637,553	68,679,845

Proposal 3 — Ratification of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
287,917,821	1,863,830	358,409	—

Proposal 4 — Stockholder Proposal Requesting Majority Vote for Director Elections. The Company’s stockholders approved a non-binding stockholder proposal requesting majority vote for director elections. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
143,119,265	77,384,473	956,477	68,679,845

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Snowflake Inc.

Date: June 30, 2026
	By:	/s/ Brian Robins
Brian Robins
Chief Financial Officer